UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21881

Oppenheimer Rochester Minnesota Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 9/30/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **Minnesota Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	0.78%	-4.01%	0.75%
1-Year	3.36	-1.55	3.16
5-Year	5.57	4.55	4.14
Since Inception (11/7/06)	4.38	3.81	4.65

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds

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Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester Minnesota Municipal Fund generated high levels of tax-free income for the 6 months ended September 30, 2015. The Fund’s Class A shares provided a distribution yield of 3.80% at net asset value (NAV) at the end of this reporting period. However, the ongoing, low-interest-rate environment and price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – led to dividend reductions and caused the Fund’s NAV to decline.

MARKET OVERVIEW

Investors waited with bated breath for the Federal Open Market Committee (FOMC) to reveal what it decided during its September 2015 meeting. Many market watchers had predicted that the FOMC would raise the Fed Funds target rate (the short-term interest rate that it controls) for the first time in 7 years, but the Fed decided otherwise. The committee’s rationale for keeping the short-term rate at its current level of zero to 0.25% included “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective, partly reflecting declines in energy and other import prices.” In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will

The average distribution yield in Lipper’s Minnesota Municipal Debt Funds category was 3.17% at the end of this reporting period. At 3.80%, the distribution yield at NAV for this Fund’s Class A shares was 63 basis points higher than the category average.

likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.80%

Dividend Yield with sales charge	3.61

Standardized Yield	2.80

Taxable Equivalent Yield	5.52

Last distribution (9/22/15)	$0.041

Total distributions (4/1/15 to 9/30/15)	$0.252

  Endnotes for this discussion begin on page 12 of this report

3      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed, some of which indicated that the Fed could be patient and would “increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April 2015, however, the Fed had removed all calendar-based language relating to possible rate increases, citing a “transitory” decline in output and employment during the first quarter of 2015 as well as declines in energy prices and non-energy imports, which were keeping inflation low.

And, in a speech after the May 2015 FOMC meeting, Ms. Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

The only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. On September 30, 2015, yields on high-grade municipal bonds at the lower end of the yield curve were higher than they had been a year earlier. However, prices of longer-term, high-grade munis rallied during the same period and their yields declined.

No matter what the Fed does or when, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of September 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.14%, up 20 basis points from March 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 2.12% on September 30, 2015, up 7 basis points from the March 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.27%, up 5 basis points from the March 2015 date.

At the beginning of the reporting period, Minnesota Governor Mark Dayton unveiled an $842 million bond-financed capital budget, endorsing it as a means to create thousands of jobs while improving the state’s infrastructure and economy. Gov. Dayton estimated the budget package would create 23,900 jobs.

The Minnesota Legislature approved a $525 million increase in spending for public education as part of a biennial budget package. In June 2015, Moody’s Investors Service called the boost in funding a credit positive. After rejecting a smaller increase for school spending, the governor said that Minnesota’s budget surplus of nearly $2 billion meant that the state could afford the 2% increase. Although political parties disagreed on how to use the state’s nearly $2 billion surplus, Gov. Dayton said of the final result, “The remaining surplus, combined with the budgeted reserve and cash flow account,

4      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

has left the state with a positive balance of almost $2.5 billion. It stands in welcome contrast to the financial uncertainties of recent years.” The state expects to spend nearly $42 billion during the 2-year period that began July

1, 2015, the start of fiscal 2016.

The Minnesota Vikings and U.S. Bank struck a 20-year naming rights agreement for the National Football League team’s new stadium, slated to open in 2016. The $1 billion stadium was funded with public support of $498 million. The team covered the remainder. The state issued appropriation-backed bonds to cover the public costs of the stadium.

Marking the state’s single largest issuance of general obligation (G.O.) paper, Minnesota went to market with $1.1 billion of its high-grade G.O. bonds on August 5, 2015. The bond proceeds will be used to finance statewide infrastructure work included in the state’s “bonding bills” as well as transportation-related projects. Also on that date, Standard & Poor’s revised its outlook on Minnesota’s G.O.s to positive, from stable, citing the state’s flush coffers, its structurally balanced budget, its deep and diverse economy, improved financial results and moderate debt.

As of September 30, 2015, the state’s G.O. bonds were rated Aa1 by Moody’s and AA-plus by S&P and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Minnesota Municipal Fund held more than 240 securities as of September 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was ranked fourth in Lipper’s Minnesota Municipal Debt Funds category as of September 30, 2015. At 3.80%, the distribution yield at NAV for this Fund’s Class A shares was 63 basis points higher than the category average, which was 3.17%. For Minnesota residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a September 2015 yield of less than 5.52% would not have delivered as much after-tax income as the Class A shares of this Fund. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 4.4 cents per share at the outset of

5      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA

Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella, CFA	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA
Senior Portfolio Manager		Associate Portfolio Manager

the reporting period, was reduced to 4.1 cents per share beginning with the June 2015 payout. In all, the Fund distributed 25.2 cents per Class A share this reporting period.

As of September 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 21.0% of total assets (22.3% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

The Fund remained invested in the adult living facilities sector, which represented 12.2% of the Fund’s total assets (13.0% of net assets) as of September 30, 2015. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

As of September 30, 2015, 11.3% of the Fund’s total assets (12.1% of net assets) were

6      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst
Research

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

7      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

invested in the education sector. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

Tax increment financing (TIF) bonds constituted 9.4% of the Fund’s total assets (10.0% of net assets) on September 30, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 8.4% and 1.8% of the Fund’s total assets (8.9% and 1.9% of net assets), respectively. The securities in these housing sectors continued to provide competitive levels of tax-free income during this reporting period and, despite the country’s persistently challenging housing market, we believe that the Fund’s carefully selected holdings in these sectors are likely to generate long-term benefits for investors.

As of September 30, 2015, 7.5% of the Fund’s total assets (8.0% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Three of the

Fund’s holdings in this sector were issued in Puerto Rico.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. As of September 30, 2015, 5.9% of the Fund’s total assets (6.3% net assets) were invested in the marine/aviation facilities sector.

The Fund’s holdings in municipal bonds issued by electric utilities represented 5.8% of total assets (6.2% of net assets) at the end of this reporting period. As of September 30, 2015, our holdings in this sector consist of securities in the mid-range of the credit spectrum, including one bond issued by PREPA, Puerto Rico’s electric utility.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 2.1% of the Fund’s total assets (2.1% of net assets) at the end of this reporting period.

The Fund’s holdings, some of which are insured, include G.O. debt, securities backed by sales tax revenues, and securities from a few other sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. Investors should note that deterioration of the Puerto Rican economy

8      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2015, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds.

9      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	21.0%

Adult Living Facilities	12.2

Education	11.3

Tax Increment Financing (TIF)	9.4

Multifamily Housing	8.4

Higher Education	7.5

Marine/Aviation Facilities	5.9

Electric Utilities	5.8

Municipal Leases	3.1

Government Appropriation	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total

AAA	4.9%	1.0%	5.9%

AA	17.0	0.0	17.0

A	17.4	0.0	17.4

BBB	16.7	17.6	34.3

BB or lower	7.7	17.7	25.4

Total	63.7%	36.3%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/15

	Without Sales Charge	With Sales Charge
Class A	3.80%	3.61%
Class B	3.11	N/A
Class C	3.11	N/A
Class Y	3.87	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15

Class A	2.80%
Class B	2.19
Class C	2.20
Class Y	3.01

TAXABLE EQUIVALENT YIELDS

As of 9/30/15

Class A	5.52%
Class B	4.32
Class C	4.34
Class Y	5.94

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPAMX)	11/7/06	0.78%	3.36%	5.57%	4.38%
Class B (OPBMX)	11/7/06	0.40	2.60	4.79	3.85
Class C (OPCMX)	11/7/06	0.48	2.60	4.79	3.59
Class Y (OPYMX)	7/29/11	0.83	3.46	N/A	6.60

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPAMX)	11/7/06	-4.01%	-1.55%	4.55%	3.81%
Class B (OPBMX)	11/7/06	-4.54	-2.37	4.46	3.85
Class C (OPCMX)	11/7/06	-0.51	1.60	4.79	3.59
Class Y (OPYMX)	7/29/11	0.83	3.46	N/A	6.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance

12      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.041 for the 28-day accrual period ended September 22, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 22, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0336, $0.0336 and $0.0418, respectively, for the 28-day accrual period ended September 22, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s Minnesota Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The calculation included 45 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and Minnesota tax rate of 49.3%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading

13      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015
Class A	$1,000.00	$1,007.80	$5.54
Class B	1,000.00	1,004.00	9.31
Class C	1,000.00	1,004.80	9.32
Class Y	1,000.00	1,008.30	5.08

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.50	5.57
Class B	1,000.00	1,015.75	9.37
Class C	1,000.00	1,015.75	9.37
Class Y	1,000.00	1,019.95	5.11

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.85
Class C	1.85
Class Y	1.01

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2015 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—105.7%
Minnesota—103.6%
$ 120,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)	5.600%	02/01/2032	$120,554
500,000	Anoka County, MN Charter School[1]	5.000	06/01/2043	512,210
300,000	Anoka County, MN Charter School[1]	5.000	06/01/2032	310,464
290,000	Anoka County, MN Charter School[1]	5.000	06/01/2027	305,251
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	26,889
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)[1]	5.000	04/01/2027	1,058,350
500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	535,915
1,000,000	Anoka-Hennepin, MN Independent School District No. 11[1]	5.000	02/01/2034	1,137,810
250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	263,750
25,000	Austin, MN GO1	5.000	10/01/2018	25,070
750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)[1]	5.000	01/01/2031	798,277
850,000	Austin, MN Hsg. & Redevel. Authority (St. Marks Lutheran Home)	7.000	12/01/2046	714,340
250,000	Baytown, MN Township (Friends of St. Croix Preparatory Academy/St. Croix Preparatory Academy	5.750	08/01/2042	253,505
430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000	08/01/2038	445,549
85,000	Blue Earth County, MN Economic Devel. Authority[1]	5.000	12/01/2027	92,258
150,000	Breckenridge, MN (Catholic Health Initiatives)[1]	5.000	05/01/2030	150,538
500,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)[1]	5.000	03/01/2039	494,535
200,000	Brooklyn Park, MN Charter School (Prairie Seeds Academy)[1]	5.000	03/01/2034	201,186
1,025,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	1,038,489
1,500,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2042	1,638,510
1,150,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2032	1,273,970
1,000,000	Chaska, MN Electric[1,2]	5.000	10/01/2029	1,179,300
1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,083,640
1,100,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500	03/01/2037	1,130,173
240,000	Cloquet, MN Pollution Control (Potlach Corp.)[1]	5.900	10/01/2026	240,240
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	200,188
1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	999,920
119,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.000	02/15/2017	119,120
750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	813,555
1,800,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	1,820,736

17      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$ 1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500%	07/01/2050	$1,004,400
1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2043	1,216,510
1,460,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)	5.875	11/01/2033	1,490,616
500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[1]	5.875	11/01/2040	530,610
785,000	Duluth, MN Independent School District No. 709 COP	5.125	03/01/2029	805,488
1,315,000	Duluth, MN Independent School District No. 709 COP	5.250	03/01/2032	1,354,266
300,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2025	310,443
725,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2027	744,995
100,000	East Central, MN Independent School District No. 2580	5.000	02/01/2022	100,406
500,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200	10/01/2027	499,290
1,270,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700	10/01/2036	639,432
1,150,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000	11/01/2037	1,155,773
400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)[1]	5.400	08/01/2040	410,652
500,000	Hayward, MN Health Care Facilities (St. John’s Lutheran Home of Alberta)	2.750	11/01/2017	502,140
500,000	Hayward, MN Hsg. & Healthcare Facilities (St. John’s Lutheran Home of Alberta)	5.375	10/01/2044	504,170
385,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.625	02/01/2030	394,198
15,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.650	02/01/2030	15,019
285,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.050	02/01/2030	285,231
400,000	Hutchinson, MN Public Utility	5.000	12/01/2025	466,344
300,000	Hutchinson, MN Public Utility	5.000	12/01/2022	354,384
110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	110,315
290,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.650	12/01/2022	290,829
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	115,473
525,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	6.250	09/01/2040	564,112
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	250,742
500,000	Maple Grove, MN Health Care Facilities (North Memorial Health Care)[1]	5.000	09/01/2031	558,605
280,000	Maple Grove, MN Health Care Facilities (North Memorial Health Care)[1]	5.000	09/01/2032	312,323
1,000,000	Maple Grove, MN Health Care Systems (Maple Grove Hospital Corp.)[1]	5.000	05/01/2022	1,055,890

18      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$ 285,000	Maple Grove, MN Health Care Systems (Maple Grove Hospital Corp.)[1]	5.250%	05/01/2037	$297,061
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	500,025
490,000	Maplewood, MN Hsg. & Health Care (Ecumen Headquarters)	6.375	03/01/2040	515,294
720,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2037	754,812
495,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2027	519,443
35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.250	08/15/2035	39,203
35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.000	08/15/2034	38,687
40,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.520	03/01/2041	42,478
106,613	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	107,164
16,567	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.450	04/01/2027	16,849
19,085	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	19,106
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2022	1,113,390
470,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2034	530,550
795,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2024	837,763
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2020	1,115,420
30,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2025	31,559
160,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2023	168,648
8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[3]	5.000	01/01/2035	9,001,360
125,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	125,087
1,275,000	Minneapolis, MN Charter School (Yinghua Academy)	6.000	07/01/2043	1,351,793
455,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	455,364
45,000	Minneapolis, MN Community Devel. Agency[1]	5.700	12/01/2027	45,333
5,000	Minneapolis, MN Community Devel. Agency (Cord- Sets)[1]	5.500	06/01/2018	5,028
525,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	525,966
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)[1]	6.000	12/01/2040	590,080
2,000,000	Minneapolis, MN Health Care System (Fairview Health Services/RRHS/FPS Obligated Group)[1]	5.000	11/15/2044	2,208,040
10,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.750	11/15/2032	11,780

19      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$ 295,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	5.000%	11/15/2030	$296,776
50,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	5.000	11/15/2034	50,301
600,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.375	11/15/2023	699,882
205,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.625	11/15/2028	240,701
215,000	Minneapolis, MN Health Care System (FHSvcs/RRHS/FPS Obligated Group)[1]	6.500	11/15/2038	251,617
1,175,000	Minneapolis, MN Health Care System (FHSvcs/RRHS/FPS Obligated Group)[1]	6.500	11/15/2038	1,336,915
1,000,000	Minneapolis, MN Multifamily Hsg.	3.000	01/01/2018	1,001,010
1,275,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	1,271,098
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	192,976
55,000	Minneapolis, MN Multifamily Hsg. (Seward Towers)[1]	5.000	05/20/2036	55,180
1,250,000	Minneapolis, MN Senior Hsg. & Healthcare Revenue	5.000	11/01/2035	1,257,000
250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	256,017
100,000	Minneapolis, MN Tax Increment (East River/Unocal Site)	4.000	03/01/2025	100,791
185,000	Minneapolis, MN Tax Increment (East River/Unocal Site)	3.750	03/01/2022	186,476
260,000	Minneapolis, MN Tax Increment (Grant Park)	4.000	03/01/2030	254,548
200,000	Minneapolis, MN Tax Increment (Grant Park)	4.000	03/01/2027	200,122
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.000	03/01/2029	1,058,740
25,000	MN Agricultural & Economic Devel. Board (Benedictine Care Centers)	5.750	02/01/2030	25,026
25,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.000	02/15/2030	27,563
100,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.500	02/15/2025	114,156
25,000	MN Agricultural & Economic Devel. Board (SMDCHS/SJMC Obligated Group)	4.750	02/15/2016	25,078
2,000,000	MN General Fund[1]	5.000	06/01/2043	2,231,500
1,500,000	MN General Fund[1]	5.000	06/01/2038	1,696,425
600,000	MN HEFA (Bethel University)	5.500	05/01/2037	614,232
410,000	MN HEFA (Bethel University)	5.500	05/01/2022	423,813
875,000	MN HEFA (College of St. Scholastica)[1]	5.125	12/01/2040	939,155
1,000,000	MN HEFA (College of St. Scholastica)[1]	5.250	12/01/2035	1,081,810
150,000	MN HEFA (College of St. Scholastica)[1]	6.000	12/01/2028	166,305
500,000	MN HEFA (College of St. Scholastica)[1]	6.300	12/01/2040	554,255
500,000	MN HEFA (Hamline University)[1]	6.000	10/01/2032	570,925
500,000	MN HEFA (Hamline University)[1]	5.000	10/01/2029	539,620
500,000	MN HEFA (Macalester College)[1]	5.000	06/01/2035	570,855

20      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$ 200,000	MN HEFA (Minneapolis College of Art & Design)[1]	4.000%		05/01/2025	$210,978
200,000	MN HEFA (Minneapolis College of Art & Design)[1]	4.000		05/01/2026	209,006
280,000	MN HEFA (St. Catherine University)	5.000		10/01/2026	311,209
200,000	MN HEFA (St. Catherine University)	5.000		10/01/2027	220,414
300,000	MN HEFA (St. Catherine University)	5.000		10/01/2025	337,290
1,000,000	MN HEFA (St. Olaf University)[1]	5.000		12/01/2030	1,171,270
110,000	MN HFA (Homeownership)[1]	5.000		01/01/2031	118,524
250,000	MN HFA (Rental Hsg.)	5.000		08/01/2033	268,053
1,050,000	MN HFA (Rental Hsg.)	5.300		08/01/2044	1,120,319
5,000	MN HFA (Residential Hsg.)[1]	5.000		07/01/2038	5,129
5,000	MN HFA (Residential Hsg.)[1]	5.900		07/01/2028	5,189
10,000	MN HFA (Residential Hsg.)[1]	5.200		01/01/2023	10,462
185,000	MN HFA (Residential Hsg.)	3.750		01/01/2022	199,918
475,000	MN HFA (Residential Hsg.)	3.750		07/01/2022	506,901
55,000	MN HFA (Residential Hsg.)[1]	5.100		07/01/2038	56,394
15,000	MN HFA (Residential Hsg.)[1]	5.500		01/01/2038	15,049
40,000	MN HFA (Residential Hsg.)[1]	5.000		07/01/2023	42,971
45,000	MN HFA (Residential Hsg.)[1]	5.250		07/01/2033	45,982
15,000	MN HFA (Residential Hsg.)[1]	5.150		07/01/2028	15,397
505,000	MN HFA (Residential Hsg.)[1]	5.100		01/01/2040	527,372
450,000	MN HFA (Residential Hsg.)[1]	5.050		07/01/2034	475,785
205,000	MN HFA (Residential Hsg.)[1]	5.100		07/01/2031	205,525
100,000	MN HFA (Residential Hsg.)[1]	4.600	[4]	07/01/2022	101,343
20,000	MN HFA (Residential Hsg.)[1]	5.150		07/01/2038	20,048
750,000	MN Municipal Power Agency[1]	5.250		10/01/2035	850,478
125,000	MN Municipal Power Agency[1]	5.000		10/01/2034	142,794
220,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.000		04/01/2017	220,180
1,420,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.200		04/01/2027	1,420,199
550,000	Moorhead, MN (American Crystal Sugar Company Recovery Zone Facility)[1]	5.650		06/01/2027	607,536
45,000	Moorhead, MN Educational Facilities (Concordia College)[1]	5.000		12/15/2022	45,225
100,000	Moorhead, MN Health Care (Evercare Senior Living)	5.000		09/01/2032	100,863
500,000	Moorhead, MN Health Care (Evercare Senior Living)	5.125		09/01/2037	503,705
1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)	6.500		10/01/2047	1,156,254
500,000	Northwest MN Multi-County Hsg. & Redevel. Authority	5.500		07/01/2045	497,055
750,000	Oak Park Heights, MN Nursing Home (Boutwells Landing Care Center)	6.000		08/01/2036	827,715
205,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)	5.400		06/01/2041	206,080
750,000	Otter Tail County, MN (Prairie Lakes Municipal Solid Waste Authority)[1]	5.000		11/01/2030	831,075
5,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)	5.625		07/01/2016	5,009
1,000,000	Ramsey, MN (Pact Charter School)[1]	5.500		12/01/2033	1,077,350
425,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000		11/01/2027	452,285

21      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$ 1,250,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000%	11/01/2042	$1,301,938
330,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2032	346,959
500,000	Redwood Falls, MN (Redwood Area Hospital)	5.125	12/01/2036	506,865
500,000	Rice County, MN Educational Facility (Shattuck-St. Mary’s School)[1]	5.000	08/01/2022	519,610
250,000	Rochester, MN Health Care & Hsg. (Samaritan Bethany)	7.375	12/01/2041	278,483
35,000	Rochester, MN Health Care Facilities (Mayo Clinic)[1]	5.000	11/15/2038	39,286
750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.875	07/01/2030	867,833
245,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2027	282,046
225,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2028	257,249
100,000	Rochester, MN Hsg. & Healthcare (Madonna Towers of Rochester)	5.700	05/01/2022	102,143
5,000	Rosemount, MN GO	5.400	02/01/2016	5,022
1,250,000	Saint Anthony, MN Multifamily Hsg. (Landings Silver Lake Village II)	6.000	12/01/2030	1,355,563
135,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.500	05/01/2039	147,254
15,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.125	05/01/2030	16,566
290,000	Saint Michael, MN Independent School District No. 885[1]	5.000	02/01/2018	294,602
1,000,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2027	1,064,920
100,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.300	09/01/2037	104,652
795,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2030	837,246
250,000	Sauk Rapids, MN Health Care Housing Facilities (Good Shepard Lutheran Home)	7.500	01/01/2039	254,548
790,000	Shakopee, MN Health Care Facilities (St. Francis Regional Medical Center)[1]	5.000	09/01/2034	880,416
750,000	Southern MN Municipal Power Agency[1]	5.250	01/01/2030	824,130
10,000	Southern MN Municipal Power Agency[1]	5.000	01/01/2024	10,927
750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	760,890
250,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	257,000
100,000	St. Louis Park, MN Health Care Facilities (PNHS)[1]	5.500	07/01/2029	115,951
3,705,000	St. Louis Park, MN Health Care Facilities (PNHS)[1]	5.750	07/01/2039	4,329,885
30,000	St. Louis Park, MN Health Care Facilities (PNHS/PNMC Obligated Group)[1]	5.750	07/01/2030	34,066
50,000	St. Louis Park, MN Health Care Facilities (PNMH/PNMC Holdings/PNI Obligated Group)[1]	5.500	07/01/2023	56,436
500,000	St. Paul, MN Hsg. & Redevel. Authority (2700 University Westgate Station)	5.250	04/01/2043	498,555
55,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.000	11/15/2020	59,842

22      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$ 50,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.250%	11/15/2028	$56,187
600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	600,414
1,335,000	St. Paul, MN Hsg. & Redevel. Authority (Community of Peace Building Company)[1]	5.000	12/01/2036	1,336,869
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	302,910
1,000,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast / HESJH / HEStJH / HEWH / HCS Obligated Group)[1]	5.000	11/15/2044	1,067,510
2,000,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast)[1]	6.000	11/15/2030	2,014,280
215,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2035	216,524
425,000	St. Paul, MN Hsg. & Redevel. Authority (Healtheast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2025	428,013
2,440,000	St. Paul, MN Hsg. & Redevel. Authority (Healthpartners / GHP / HPA / RH / PNHS / PNMH / PNC / PNHCP / HIC Obligated Group)[1]	5.000	07/01/2033	2,760,543
1,395,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.125	12/01/2038	1,449,433
150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	151,635
750,000	St. Paul, MN Hsg. & Redevel. Authority (Minneapolis Public Radio)[1]	5.000	12/01/2025	853,403
375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)[1]	6.375	09/01/2031	424,789
500,000	St. Paul, MN Hsg. & Redevel. Authority (Package Facilities)[1]	5.000	08/01/2035	553,455
750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	750,743
950,000	St. Paul, MN Hsg. & Redevel. Authority (Smith Avenue)[1]	5.000	08/01/2035	972,249
500,000	St. Paul, MN Hsg. & Redevel. Authority (Twin Cities Academy)[1]	5.300	07/01/2045	502,300
315,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2016	321,429
240,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2022	255,511
220,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2020	233,611
185,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2019	194,959
180,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2019	188,521
1,000,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2026	1,057,880
185,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2020	195,366
935,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2029	981,011

23      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$ 225,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000%	03/01/2021	$239,054
235,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2021	250,872
140,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2022	149,048
500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (German Immersion School)	5.000	07/01/2033	510,595
1,500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	1,560,015
500,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Carondelet Village)	6.000	08/01/2035	521,650
920,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250	05/15/2036	970,646
25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250	05/15/2017	26,376
75,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)[1]	5.000	12/01/2036	81,868
300,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)[1]	5.000	12/01/2029	328,221
2,300,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	2,314,421
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,380,101
200,000	St. Paul, MN Sales Tax[1]	5.000	11/01/2028	233,474
900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	901,656
510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	511,260
105,000	Todd Morrison Cass & Wadena Counties, MN United Hospital (Staples United Hospital District)	5.000	12/01/2028	105,396
1,000,000	University of Minnesota[1]	5.000	08/01/2036	1,125,110
750,000	University of Minnesota[1]	5.250	12/01/2031	878,603
500,000	University of Minnesota[1]	5.000	12/01/2036	576,375
500,000	Victoria, MN Private School Facility (Holy Family Catholic High School)	5.000	09/01/2029	501,115
35,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375	10/01/2030	35,056
1,250,000	Western, MN Municipal Power Agency[1]	5.000	01/01/2040	1,407,175
210,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000	12/01/2027	222,678
220,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000	12/01/2032	228,692
1,000,000	Woodbury, MN Hsg. & Devel Authority (St. Therese of Woodbury)	5.250	12/01/2049	1,022,950

				139,792,265

U.S. Possessions—2.1%
1,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2041	652,990
1,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	651,750
250,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2028	162,580
250,000	Puerto Rico Highway & Transportation Authority	5.300	07/01/2035	171,072
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	87,611
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	85,090

24      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$ 100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125%		04/01/2032	$85,574
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.490	[6]	08/01/2036	216,520
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[6]	08/01/2034	244,500
90,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750		08/01/2037	37,988
500,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250		08/01/2041	210,455
500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000		08/01/2039	211,645

					2,817,775

Total Investments, at Value (Cost $137,038,401)—105.7%					142,610,040
Net Other Assets (Liabilities)—(5.7)					(7,747,466)

Net Assets—100.0%					$134,862,574

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

To simplify the listings of securities, abbreviations are used per the table below:

CCHS	Centracare Health System
CCHSLP	Centracare Health Services of Long Prairie
CCHSM	Centracare Health Services of Melrose
CHC	Children’s Health Care
CHCS	Children’s Health Care Services
COP	Certificates of Participation
ECHC	Essentia Community Hospitals & Clinics
EDA	Economic Devel. Authority
FHSvcs	Fairview Health Services
FPS	Fairview Pharmacy Services
FRCS	Fairview Regional Community Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GO	General Obligation
HCS	Healtheast Care System
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HEStJH	Healtheast St. Joseph’s Hospital
HEWH	Healtheast Woodwinds Hospital
HFA	Housing Finance Agency
HIC	Healthpartners Insurance Company
HPA	HealthPartners Administrators
HSJH	HealthEast St. Joseph’s Hospital

25      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAC	Midwest Assurance Company
MSA	Math & Science Academy
PHS	Pinnacle Health System
PNC	Park Nicollet Clinic
PNHCP	Park Nicollet Health Care Products
PNHS	Park Nicollet Health Services
PNI	Park Nicollet Institute
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
RRHS	Range Regional Health Services
SJMC	St. Joseph’s Medical Center
SMDCHS	St. Mary’s Duluth Clinic Health System
StCH	St. Cloud Hospital
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

26      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2015 Unaudited

Assets
Investments, at value (cost $137,038,401)—see accompanying statement of investments	$142,610,040
Cash	186,254
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	3,917,814
Interest	1,907,890
Shares of beneficial interest sold	933,651
Other	142,603

Total assets	149,698,252

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	7,400,000
Payable for short-term floating rate notes issued (See Note 4)	6,000,000
Investments purchased on a when-issued or delayed delivery basis	1,158,570
Shares of beneficial interest redeemed	121,934
Dividends	90,971
Distribution and service plan fees	24,025
Shareholder communications	4,524
Trustees’ compensation	4,230
Interest expense on borrowings	1,045
Other	30,379

Total liabilities	14,835,678

Net Assets	$134,862,574

Composition of Net Assets
Par value of shares of beneficial interest	$10,368

Additional paid-in capital	131,287,972

Accumulated net investment income	926,407

Accumulated net realized loss on investments	(2,933,812)

Net unrealized appreciation on investments	5,571,639

Net Assets	$134,862,574

27      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $82,501,922 and 6,340,778 shares of beneficial interest outstanding)	$13.01

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.66

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,132,404 and 164,059 shares of beneficial interest outstanding)	$13.00

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,924,404 and 2,610,185 shares of beneficial interest outstanding)	$13.00

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $16,303,844 and 1,253,063 shares of beneficial interest outstanding)	$13.01

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2015 Unaudited

Investment Income
Interest	$2,992,366

Expenses
Management fees	362,421

Distribution and service plan fees:
Class A	100,969
Class B	11,223
Class C	166,710

Transfer and shareholder servicing agent fees:
Class A	40,513
Class B	1,122
Class C	16,675
Class Y	7,585

Shareholder communications:
Class A	7,954
Class B	316
Class C	3,255
Class Y	1,010

Borrowing fees	169,992

Interest expense and fees on short-term floating rate notes issued (See Note 4)	25,427

Interest expense on borrowings	1,723

Trustees’ compensation	1,008

Custodian fees and expenses	344

Other	26,913

Total expenses	945,160
Less waivers and reimbursements of expenses	(94,468)

Net expenses	850,692

Net Investment Income	2,141,674

Realized and Unrealized Gain (Loss)
Net realized gain on investments	231,861

Net change in unrealized appreciation/depreciation on investments	(1,417,039)

Net Increase in Net Assets Resulting from Operations	$956,496

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2015	Year Ended
	(Unaudited)	March 31, 2015

Operations
Net investment income	$2,141,674	$5,083,209

Net realized gain	231,861	373,453

Net change in unrealized appreciation/depreciation	(1,417,039)	4,486,181

Net increase in net assets resulting from operations	956,496	9,942,843

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,558,554)	(3,499,329)
Class B	(34,804)	(84,766)
Class C	(516,955)	(1,021,129)
Class Y	(299,165)	(407,407)

	(2,409,478)	(5,012,631)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	1,885,087	(11,302,714)
Class B	(182,437)	(426,381)
Class C	1,994,284	3,223,640
Class Y	1,287,682	9,088,970

	4,984,616	583,515

Net Assets
Total increase	3,531,634	5,513,727

Beginning of period	131,330,940	125,817,213

End of period (including accumulated net investment income of $926,407 and $1,194,211, respectively)	$134,862,574	$131,330,940

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended September 30, 2015 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$956,496

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(20,665,946)
Proceeds from disposition of investment securities	7,257,785
Short-term investment securities, net	525,171
Premium amortization	355,654
Discount accretion	(129,248)
Net realized gain on investments	(231,861)
Net change in unrealized appreciation/depreciation on investments	1,417,039
Change in assets:
Decrease in other assets	134,285
Increase in interest receivable	(118,561)
Increase in receivable for securities sold	(918,697)
Change in liabilities:
Decrease in other liabilities	(18,875)
Increase in payable for securities purchased	1,158,570

Net cash used in operating activities	(10,278,188)

Cash Flows from Financing Activities
Proceeds from borrowings	12,800,000
Payments on borrowings	(5,400,000)
Proceeds from shares sold	16,795,704
Payments on shares redeemed	(14,239,304)
Cash distributions paid	(290,469)

Net cash provided by financing activities	9,665,931

Net decrease in cash	(612,257)

Cash, beginning balance	798,511

Cash, ending balance	$186,254

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,132,573.

Cash paid for interest on borrowings—$678.

Cash paid for interest on short-term floating rate notes issued—$25,427.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$13.16	$12.64	$13.12	$12.71	$11.29	$11.81

Income (loss) from investment operations:
Net investment income[2]	0.22	0.56	0.56	0.52	0.62	0.63
Net realized and unrealized gain (loss)	(0.12)	0.51	(0.54)	0.42	1.41	(0.52)

Total from investment operations	0.10	1.07	0.02	0.94	2.03	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.55)	(0.50)	(0.53)	(0.61)	(0.63)

Net asset value, end of period	$13.01	$13.16	$12.64	$13.12	$12.71	$11.29

Total Return, at Net Asset Value[3]	0.78%	8.58%	0.35%	7.45%	18.32%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,502	$81,518	$89,413	$108,373	$73,683	$49,725

Average net assets (in thousands)	$81,042	$82,896	$94,959	$92,625	$60,122	$45,723

Ratios to average net assets:[4]
Net investment income	3.44%	4.28%	4.49%	3.95%	5.07%	5.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.96%	0.96%	0.98%	0.92%	0.95%	1.01%
Interest and fees from borrowings	0.26%	0.26%	0.12%	0.03%	0.08%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.04%	0.06%	0.06%

Total expenses	1.26%	1.25%	1.13%	0.99%	1.09%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.09%	0.95%	0.87%	0.94%	0.94%

Portfolio turnover rate	5%	13%	19%	13%	4%	17%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class B	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$13.15	$12.63	$13.10	$12.70	$11.28	$11.80

Income (loss) from investment operations:
Net investment income[2]	0.17	0.46	0.46	0.42	0.52	0.54
Net realized and unrealized gain (loss)	(0.12)	0.51	(0.52)	0.41	1.42	(0.52)

Total from investment operations	0.05	0.97	(0.06)	0.83	1.94	0.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.45)	(0.41)	(0.43)	(0.52)	(0.54)

Net asset value, end of period	$13.00	$13.15	$12.63	$13.10	$12.70	$11.28

Total Return, at Net Asset Value[3]	0.40%	7.78%	(0.33)%	6.58%	17.45%	0.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,133	$2,341	$2,667	$3,605	$3,300	$1,914

Average net assets (in thousands)	$2,244	$2,443	$3,027	$3,649	$2,323	$1,842

Ratios to average net assets:[4]
Net investment income	2.69%	3.52%	3.74%	3.23%	4.29%	4.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.72%	1.77%	1.72%	1.76%	1.82%
Interest and fees from borrowings	0.26%	0.26%	0.12%	0.03%	0.08%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.04%	0.06%	0.06%

Total expenses	2.02%	2.01%	1.92%	1.79%	1.90%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.84%	1.70%	1.62%	1.69%	1.69%

Portfolio turnover rate	5%	13%	19%	13%	4%	17%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$13.14	$12.63	$13.10	$12.69	$11.28	$11.79

Income (loss) from investment operations:
Net investment income[2]	0.17	0.46	0.46	0.42	0.52	0.54
Net realized and unrealized gain (loss)	(0.11)	0.50	(0.52)	0.42	1.41	(0.51)

Total from investment operations	0.06	0.96	(0.06)	0.84	1.93	0.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.45)	(0.41)	(0.43)	(0.52)	(0.54)

Net asset value, end of period	$13.00	$13.14	$12.63	$13.10	$12.69	$11.28

Total Return, at Net Asset Value[3]	0.48%	7.70%	(0.32)%	6.66%	17.36%	0.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,924	$32,303	$27,930	$36,355	$23,584	$14,403

Average net assets (in thousands)	$33,369	$29,501	$31,307	$30,469	$17,708	$15,492

Ratios to average net assets:[4]
Net investment income	2.69%	3.51%	3.73%	3.19%	4.30%	4.55%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.71%	1.72%	1.75%	1.70%	1.75%	1.77%
Interest and fees from borrowings	0.26%	0.26%	0.12%	0.03%	0.08%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.03%	0.04%	0.06%	0.06%

Total expenses	2.01%	2.01%	1.90%	1.77%	1.89%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.84%	1.70%	1.62%	1.68%	1.69%

Portfolio turnover rate	5%	13%	19%	13%	4%	17%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class Y	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$13.16	$12.64	$13.12	$12.71	$11.91

Income (loss) from investment operations:
Net investment income[3]	0.23	0.56	0.56	0.52	0.40
Net realized and unrealized gain (loss)	(0.12)	0.52	(0.53)	0.43	0.81

Total from investment operations	0.11	1.08	0.03	0.95	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.56)	(0.51)	(0.54)	(0.41)

Net asset value, end of period	$13.01	$13.16	$12.64	$13.12	$12.71

Total Return, at Net Asset Value[4]	0.83%	8.67%	0.41%	7.53%	10.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,304	$15,169	$5,807	$3,390	$1,290

Average net assets (in thousands)	$15,186	$9,523	$4,053	$2,208	$600

Ratios to average net assets:[5]
Net investment income	3.56%	4.29%	4.55%	3.99%	4.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.71%	0.71%	0.76%	0.73%	0.72%
Interest and fees from borrowings	0.26%	0.26%	0.12%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.04%	0.03%	0.03%	0.04%	0.06%

Total expenses	1.01%	1.00%	0.91%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.00%	0.91%	0.80%	0.81%

Portfolio turnover rate	5%	13%	19%	13%	4%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

35      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

36      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 31, 2015, the Fund utilized $359,272 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2015 capital loss carryforwards are included in the table below. Capital loss

37      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$1,825
2017	190,675
2018	1,937,724
2019	12,269
No expiration	1,018,340

Total	$3,160,833

At period end, it is estimated that the capital loss carryforwards would be $2,142,493 expiring by 2019 and $786,479, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $231,861 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$131,069,844[1]

Gross unrealized appreciation	$9,265,818
Gross unrealized depreciation	(3,694,179)

Net unrealized appreciation	$5,571,639

1. The Federal tax cost of securities does not include cost of $5,968,557, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

38      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

39      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

40      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

3. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$139,792,265	$—	$139,792,265
U.S. Possessions	—	2,817,775	—	2,817,775

Total Assets	$—	$142,610,040	$—	$142,610,040

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security

41      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also

42      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is

43      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $9,001,360 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,000,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission Tender Option Bond Series 2015- XF2020 Trust[3]	18.107%	1/1/35	$3,001,360

44      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Investments and Risks (Continued)

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,000,000 or 4.01% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$1,158,570
Sold securities	3,917,814

45      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest at period end.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $162,580, representing 0.12% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

46      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30,
		2015	Year Ended March 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	721,376	$9,382,898	1,234,801	$16,029,986
Dividends and/or distributions reinvested	106,045	1,380,308	234,646	3,059,504
Redeemed	(681,476)	(8,878,119)	(2,347,627)	(30,392,204)

Net increase (decrease)	145,945	$1,885,087	(878,180)	$(11,302,714)

Class B
Sold	375	$4,930	2,009	$26,391
Dividends and/or distributions reinvested	2,607	33,915	6,232	81,197
Redeemed	(17,044)	(221,282)	(41,324)	(533,969)

Net decrease	(14,062)	$(182,437)	(33,083)	$(426,381)

Class C
Sold	252,902	$3,295,315	501,240	$6,531,593
Dividends and/or distributions reinvested	34,767	452,152	68,022	887,307
Redeemed	(134,954)	(1,753,183)	(323,470)	(4,195,260)

Net increase	152,715	$1,994,284	245,792	$3,223,640

Class Y
Sold	331,659	$4,316,400	785,514	$10,288,737
Dividends and/or distributions reinvested	20,453	266,198	28,954	378,786
Redeemed	(251,955)	(3,294,916)	(120,892)	(1,578,553)

Net increase	100,157	$1,287,682	693,576	$9,088,970

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$20,665,946	$7,257,785

47      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2015	798

48      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

49      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2015	$15,469	$—	$1,457	$1,690

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the reporting period, the Manager reimbursed $65,515,$1,918, and $27,035 for Class A, Class B and Class C shares, respectively

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities

50      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2869% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.23% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.2869%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,374,317
Average Daily Interest Rate	0.228%
Fees Paid	$6,655
Interest Paid	$678

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

51      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 25,461

10. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

52      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

53      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni Minnesota category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni Minnesota funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees were higher than its peer group median and category median.

54      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Board also noted that the Fund’s total expenses after waivers were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

55      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustree
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

57      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

58      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0585.001.0915 November 23, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Minnesota Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015